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EX-23.1





                         CONSENT OF ARTHUR ANDERSEN LLP






                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 13, 1999 included in Sterling Vision, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
Melville, New York
January 27, 2000






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